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                       BERGER/BIAM INTERNATIONAL CORE FUND

                        SUPPLEMENT DATED JANUARY 20, 2000
                                       TO
                        PROSPECTUS DATED JANUARY 31, 1999

     On January 19, 2000, Berger LLC and Bank of Ireland Asset Management (U.S.) Limited ("BIAM") entered into an agreement to dissolve BBOI Worldwide LLC ("BBOI"). BBOI serves as investment advisor to the Fund's portfolio and was formed in 1996 as a joint venture between Berger LLC and BIAM. As investment advisor, BBOI oversees, evaluates and monitors the investment advisory services provided by BIAM, which is responsible for the day-to-day management of the Fund's portfolio as sub-advisor.

     The dissolution of BBOI will have no effect on the investment advisory services provided to the Fund or on the fees borne by the Fund for advisory services. Contingent upon shareholder approval, when BBOI is dissolved, Berger LLC will become the Fund's advisor and BIAM will continue to be responsible for the day-to-day management of the Fund's portfolio as sub-advisor. If approved by shareholders, these advisory changes are expected to take place in the first half of this year.